UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  February 28, 2010

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT  «»  FEBRUARY 28, 2010

On the cover:
VILLX is the symbol for The Villere Balanced Fund; the final numeral also represents the
10 years since the Fund was established by Villere & Co. as New Orleans’ first independent, no-load mutual fund.VILLX is available at a $2,000 minimum investment.The Fund is part of a time-honored Villere & Co. tradition that spans generations. Founded in 1911, the firm has helped families and not-for-profits manage their investments for almost a century.

Villere Balanced Fund

March 25, 2010

To Our Fellow Shareholders:

What a difference a year makes.  Our fund finished its semi-annual period one year ago on February 28, 2009 with the S&P 500 at 735.09, and on March 9, 2009, just six trading days later, it bottomed at 676.53.  The S&P 500 has rallied an impressive 53.62% in the one year period ending February 28, 2010.  The turbulence experienced during those twelve months is strong evidence that stocks were being pummeled based on sheer emotion and panic as opposed to any rational thought.  We visited with our management teams and ran worse case scenarios for our investments and while we did not know when our companies stock prices would recover, we felt very comfortable that the valuations accorded to our investments was discounting all of our worst case scenarios, and that the downside risks became limited.

This convinced us to maintain our positions and add to existing depressed equity positions. Accordingly our fund returned 10.92% for the six month period ending 2/28/2010, out-performing the Lipper Balanced Index by 3.92%.

					Since
Average Annual Total Returns					Inception
for Period Ending 2/28/10	6 Mos.	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	10.92%	48.76%	1.11%	3.96%	6.00%
Barclays Capital U.S.
Intermediate Government/
Credit Bond Index	3.01%	8.24%	5.11%	6.07%	5.87%
Lipper Balanced Fund Index	7.00%	38.34%	2.62%	3.08%	3.36%
S&P 500 Index	9.32%	53.62%	0.37%	-0.31%	0.36%

The Fund’s Gross Expense Ratio is 1.31%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

The stock market continues to appreciate and we feel as if it has the potential to build on itself and move higher.  We believe we could see 2.5% GDP growth in 2010.  In eight previous recessions the majority of the GDP growth stemmed from the consumer.  Historically, in the first recovery year an

Villere Balanced Fund

average of 64% of growth comes from the consumer, and in the second recovery year it is 84%, so the consumer has got to be healthy.  We therefore need to see a reduction in unemployment and a firming of home prices to create the wealth needed to help the consumer.

There have been 8.4 million jobs lost since December 2007 when this recession began.  On February 6th we saw a larger than expected drop in first time unemployment claims, which may be a precursor to experiencing some recovery in the job market.

We continuously hear from many that the market has moved up so far and so fast that it must be time to sell and move money out of the market.  2009 was an unusually strong year, but we believe that the market was grossly oversold on March 9, 2009.  The S&P 500 is down about 29.3% from the record highs it set back in October of 2007.  Comparing ten-year annualized returns, our fund has returned 3.96% annualized, while the S&P 500 has delivered -0.31% annualized returns  We contend that the market has gone nowhere in a decade and though investors remain exhausted while looking in the rear view mirror, we are content continuing to find bargains while looking through the windshield.

We also like to look at mutual fund flows to see where money is being moved.  Typically the hot sectors today that attracted the most money were tomorrow’s losers thus these fund flows can act as a contrary indicator.  We like to try to identify fads or bubbles whenever possible as our approach is to buy when something is out of favor (inexpensive) and sell when a sector is popular (expensive).  We currently believe that there is a bubble in the treasury market.  Bonds have been an outstanding asset class as their prices move inversely to interest rates. With rates falling to record lows, due to the Fed interest rate cuts, bond prices have soared.  According to Investment Company Institute, $9.24 billion flowed into bond funds for the week ending 3/17/10 as opposed to just $3.23 billion flowing into stock funds.  Looking at long-term flows, bonds have received more inflows than equities since October of 2007.  We believe that this bubble will pop if interest rates begin to rise over the next few quarters and money could then move from bonds to stocks which should propel stocks higher.

One of our better performers has been Pioneer Natural Resources (PXD), an independent oil and natural gas producer with about 91% of production in the US, but also has operations in Tunisia and South Africa.  We bought Pioneer in June 2009 and during the past six months it has risen 61%.  We became attracted to Pioneer due to the abundance of very low risk opportunities such as the Spraberry field in the Permian Basin in West Texas.  This field alone

Villere Balanced Fund

provides about 20,000 drilling locations that have the potential to provide the company with double digit production growth for another ten years.  Recently, investors realized the potential of the 310,000 gross acres Pioneer owns in the Eagle Ford Shale in South Texas.  Petrohawk Energy announced a joint venture in November 2009 in the Eagle Ford, helping to confirm our valuation of Pioneer’s acreage.

We added to our position in the 7.25% Bank of America Convertible Preferred security in February 2009 at $399, and it currently trades at $978, up 144%.  During the past six months it has risen 13% in addition to its annual yield of 8%. We were pleased that their management issues were resolved with the appointment of Brian Moynihan as CEO in January and believe that his leadership will help to stabilize a franchise that will provide value. To quote Warren Buffett, “Be fearful when others are greedy, and be greedy when others are fearful,” we added to this position about a month before the market ultimately bottomed.  We wanted to take a position in Bank of America believing that the stock price was moving on pure panic from the media as opposed to any rational considerations.  We decided to be higher on the capital structure and enjoy potential upside in the stock price, so we chose the convertible preferred security in an attempt to capitalize on those that were panicked.

One name that has not been successful is EPIQ Systems.  We added to this position in February 2008 at $12.83 and the stock trades today at $12.31, down 4% in two years; hardly a good investment.  The stock price is off 22% in the past six months, possibly resulting from investors’ belief that the economy has turned. As a provider of software to trustees who handle bankruptcy cases, we believe that the bankruptcy business should continue to grow irrespective of the nation’s economic rebound.  In their Chapter 7 division, they make money based on the amount of assets held in escrow at Bank of America.  Since interest rates are near zero EPIQ has been making very little from this division though they are taking market share and have increased assets to over $2 billion.  We believe interest rates are at their low, and that as the economy recovers and rates increase EPIQ could have tremendous leverage in this part of their business.  We also believe that from 2011 through 2013 many more companies, especially real estate companies, will have tremendous debt coming due, which could push many into chapter 13, another key market for EPIQ.

We have stood by our fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund is the investment vehicle of choice as it offers the stability of fixed income, and the opportunity for growth in equities.

Villere Balanced Fund

In conclusion, we are confident that our style of conducting extensive research on each company will be key in our pursuit of future success.  We continue to invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category.  The indices are unmanaged and returns include reinvested dividends.  The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly known as the Lehman Intermediate Government/Credit Bond Index) measures the performance of United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.  You cannot invest directly in an index.

While the Fund is “no-load”, management and other expenses still apply.  Please refer to the prospectus for further details.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC.  4/10

Villere Balanced Fund

SECTOR ALLOCATION at February 28, 2010 (Unaudited)

Sector Allocation	Percent of Net Assets

Finance & Insurance	27.1%
Miscellaneous Manufacturing	20.4%
Computer & Electronics Manufacturing	9.4%
Retail Trade	7.4%
Food Manufacturing	7.1%
Money Market Funds	6.6%
Professional, Scientific & Technical Services	6.4%
Mining	4.8%
Transportation & Warehousing	4.3%
Information	4.1%
Real Estate & Rental & Leasing	1.6%
Management of Companies & Enterprises	0.4%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

EXPENSE EXAMPLE For the Six Months Ended February 28, 2010 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/09 – 2/28/10).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes,

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended February 28, 2010 (Unaudited), Continued

but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/09	Value 2/28/10	9/1/09–2/28/10*
Actual	$1,000	$1,109	$6.07
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.81

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.16% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 60.1%

Air Transportation: 2.6%
72,000	PHI, Inc.*1	$1,405,440

Apparel
Manufacturing: 3.1%
58,000	Carter’s, Inc.*	1,662,280

Chemical
Manufacturing: 3.4%
34,000	Abbott Laboratories	1,845,520

Clothing & Accessories
Stores: 3.5%
82,800	Collective
	Brands, Inc.*	1,871,280

Computer & Electronic
Products: 8.9%
664,500	ION Geophysical
	Corp.*	3,043,410
36,700	Varian Medical
	Systems, Inc.*	1,797,199
		4,840,609
Credit Intermediation: 10.0%
37,000	Cullen/Frost
	Bankers, Inc.	2,003,550
95,000	Euronet
	Worldwide, Inc.*	1,721,400
41,000	JPMorgan
	Chase & Co.	1,720,770
		5,445,720
Food Manufacturing: 6.3%
70,000	Flowers Foods, Inc.	1,784,300
27,000	The J.M.
	Smucker Co.	1,611,360
		3,395,660
Information Services: 4.1%
295,500	NIC, Inc.	2,207,385

Machinery: 7.1%
185,350	3D Systems Corp.*	2,624,556
60,500	Gulf Island
	Fabrication, Inc.	1,206,975
		3,831,531
Oil & Gas Extraction: 4.8%
56,000	Pioneer Natural
	Resources Co.	2,612,400

Professional, Scientific &
Technical Services: 6.3%
138,500	EPIQ Systems, Inc.*	1,609,370
125,000	Luminex Corp.*	1,831,250
		3,440,620
TOTAL COMMON STOCKS
(Cost $28,192,776)		32,558,445

CONVERTIBLE
PREFERRED STOCK: 5.4%

Credit Intermediation: 5.4%
3,200	Bank of
	America Corp.,
	7.250%, convertible
	until 12/31/2049	2,904,000
TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $1,867,825)		2,904,000

Principal
Amount

CORPORATE BONDS: 27.5%

Building Material, Garden
& Supplies Dealers: 4.0%
	The Home Depot,
	Inc., 5.400%,
$2,000,000	03/01/2016	2,148,066

Chemical
Manufacturing: 3.5%
	Du Pont E.I.
	De Nemours &
	Co., 4.750%,
1,000,000	11/15/2012	1,083,239
	Pfizer, Inc.
	6.200%,
700,000	03/15/2019	791,126
		1,874,365

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2010 (Unaudited), Continued

Principal
Amount		Value

CORPORATE BONDS: 27.5%, Continued

Computer & Electronic
Products: 0.5%
	International
	Business Machines
	Corp., 4.750%,
$250,000	11/29/2012	$272,712

Credit Intermediation: 9.8%
	BB&T Corp.,
	4.900%,
1,000,000	06/30/2017	1,001,440
	Countrywide Home
	Loans, Inc., 4.000%,
750,000	03/22/2011	772,694
	First Union National
	Bank NA, 7.800%,
2,000,000	08/18/2010	2,064,040
	JPMorgan Chase
	& Co., 4.875%,
500,000	03/15/2014	525,541
	Whitney National
	Bank, 5.875%,
1,150,000	04/01/2017	961,660
		5,325,375
Food Manufacturing: 0.8%
	Kraft Foods, Inc.
	5.250%,
400,000	10/01/2013	434,819

Furniture & Related
Products: 2.8%
	Leggett & Platt,
	Inc., 4.650%,
1,500,000	11/15/2014	1,532,145

Insurance Carriers: 1.4%
	Prudential Financial,
	Inc., 5.000%,
750,000	01/15/2013	748,116

Rail Transportation: 0.2%
	CSX Transportation,
	Inc., 7.770%,
125,000	04/01/2010	125,616

Rental & Leasing
Services: 1.6%
	International Lease
	Finance Corp.,
	5.875%,
1,000,000	05/01/2013	859,248

Securities &
Financial Services: 0.9%
	Merrill Lynch &
	Co., Inc., 6.875%,
250,000	11/15/2018	261,784
	Goldman Sachs
	Group,
	Inc., 6.875%,
200,000	01/15/2011	210,211
		471,995
Transportation
Equipment: 2.0%
	General Dynamics
	Corp., 5.375%,
300,000	08/15/2015	335,707
	PHI, Inc., 7.125%,
800,000	04/15/2013	776,000
		1,111,707
TOTAL CORPORATE
BONDS
(Cost $14,392,314)		14,904,164

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2010 (Unaudited), Continued

Shares		Value

SHORT-TERM INVESTMENTS: 6.6%

Money Market Funds: 6.6%
	AIM Treasury
	Portfolio –
	Institutional Class,
485,099	0.020%^	$485,099
	Federated Treasury
	Obligation Fund –
	Trust Shares,
1,578,584	0.010% ^	1,578,584
	Fidelity Money
	Market Portfolio –
	Select Class,
1,534,127	0.172%^	1,534,127
		3,597,810
TOTAL SHORT-TERM
INVESTMENTS
(Cost $3,597,810)		3,597,810
TOTAL INVESTMENTS
IN SECURITIES: 99.6%
(Cost $48,050,725)		53,964,419
Other Assets in Excess
of Liabilities: 0.4%		235,258
TOTAL NET
ASSETS: 100.0%		$54,199,677

*	Non-income producing security.
1	A portion of the security is considered illiquid.
^	7-day yield.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2010 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $48,050,725) (Note 2)	$53,964,419
Receivables:
Fund shares sold	1,880
Dividends and interest	280,322
Prepaid expenses	3,118
Total assets	54,249,739

LIABILITIES
Payables:
Investment advisory fees	30,781
Administration fees	6,547
Custody fees	4,143
Fund accounting fees	4,591
Chief Compliance Officer fees	1,268
Other accrued expenses	2,732
Total liabilities	50,062
NET ASSETS	$54,199,677

Net asset value, offering price and redemptions price per share
($54,199,677/3,906,222) shares outstanding; unlimited
number of shares authorized without par value)	$13.88

COMPONENTS OF NET ASSETS
Paid-in capital	$53,914,597
Undistributed net investment income	393,326
Accumulated net realized loss on investments	(6,021,940)
Net unrealized appreciation on investments	5,913,694
Net assets	$54,199,677

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2010 (Unaudited)

INVESTMENT INCOME
Interest	$392,505
Dividends	305,795
Total investment income	698,300

EXPENSES (Note 3)
Investment advisory fees	196,215
Administration fees	39,243
Fund accounting fees	15,477
Transfer agent fees	13,749
Registration fees	9,944
Audit fees	8,880
Miscellaneous expense	6,725
Chief Compliance Officer fees	3,769
Reports to shareholders	3,752
Legal fees	2,859
Trustee fees	2,141
Custody fees	959
Insurance expense	949
Total expenses	304,662
Net investment income	393,638

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,214,478
Change in net unrealized appreciation on investments	3,642,410
Net realized and unrealized gain on investments	4,856,888
Net increase in net assets resulting from operations	$5,250,526

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$393,638	$615,973
Net realized gain (loss) on investments	1,214,478	(7,236,418)
Change in net unrealized appreciation
on investments	3,642,410	2,141,863
Net increase (decrease) in net assets
resulting from operations	5,250,526	(4,478,582)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(616,215)	(452,687)
From net realized gain	—	(623,761)
Total distributions to shareholders	(616,215)	(1,076,448)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	947,451	803,883
Total increase (decrease)
in net assets	5,581,762	(4,751,147)

NET ASSETS
Beginning of period/year	48,617,915	53,369,062
End of period/year	$54,199,677	$48,617,915

Undistributed net investment income	$393,441	$615,903

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	February 28, 2010		Year Ended
	(Unaudited)		August 31, 2009
	Shares	Value	Shares	Value
Shares sold	296,821	$4,074,594	444,307	$4,895,551
Shares issued
in reinvestment
of distributions	43,810	608,961	99,395	1,064,520
Shares redeemed	(274,927)	(3,736,104)	(459,097)	(5,156,188)
Net increase	65,704	$947,451	84,605	$803,883

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	February 28,		Year Ended August 31,
	2010#		2009	2008	2007	2006	2005
Net asset value,
beginning of period/year	$12.66		$14.21	$16.51	$15.67	$16.29	$13.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.16	0.17	0.26	0.11	0.04
Net realized and unrealized
gain (loss) on investments	1.28		(1.42)	(1.65)	0.95	(0.09)	2.92
Total from
investment operations	1.38		(1.26)	(1.48)	1.21	0.02	2.96

LESS DISTRIBUTIONS:
From net
investment income	(0.16)		(0.12)	(0.26)	(0.12)	(0.07)	(0.03)
From net realized gain	—		(0.17)	(0.56)	(0.25)	(0.57)	(0.22)
Total distributions	(0.16)		(0.29)	(0.82)	(0.37)	(0.64)	(0.25)
Net asset value,
end of period/year	$13.88		$12.66	$14.21	$16.51	$15.67	$16.29

Total return	10.92	%^	(8.53)%	(9.28)%	7.81%	0.18%	21.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$54.2		$48.6	$53.4	$61.9	$62.9	$48.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.16	%+	1.28%	1.19%	1.16%	1.22%	1.27%
After fees absorbed
or recouped	1.16	%+	1.28%	1.19%	1.16%	1.25%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.50	%+	1.42%	1.10%	1.49%	0.84%	0.54%
After fees absorbed
or recouped	1.50	%+	1.42%	1.10%	1.49%	0.81%	0.31%

Portfolio turnover rate	9	%^	39%	21%	27%	27%	30%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2010 (Unaudited), Continued

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of February 28, 2010, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2010 (Unaudited), Continued

Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock^	$32,558,445	$—	$—	$32,558,445
Convertible
Preferred Stock^	2,904,000	—	—	2,904,000
Fixed Income^	—	14,904,164	—	14,904,164
Short-Term
Investments	3,597,810	—	—	3,597,810
Total Investments
in Securities	$39,060,255	$14,904,164	$—	$53,964,419

^	See Schedule of Investments for industry breakout.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2010 (Unaudited), Continued

expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s net asset value per share.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2010 (Unaudited), Continued

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At February 28, 2010, the Fund held an illiquid security with a total value of $1,405,440 or 2.6% of total net assets.

	Shares	Dates Acquired	Cost Basis
PHI, Inc.	72,000	5/02 - 7/06	$1,936,104

I.	Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure.

J.
New Accounting Pronouncement.  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact it will have on its financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2010 (Unaudited), Continued

all investment advice, office space, certain administrative services and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended February 28, 2010, the Fund incurred $196,215 in advisory fees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $100 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the six months ended February 28, 2010, the Fund incurred $39,243 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended February 28, 2010, the Fund was allocated $3,769 of the Trust’s Chief Compliance Officer Fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended February 28, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $4,639,183 and $5,512,248, respectively.

For the six months ended February 28, 2010, there were no purchases or sales of U.S. Government obligations.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2010 (Unaudited), Continued

The cost basis of investments for federal income tax purposes at February 28, 2010 was as follows:

Cost of investments	$48,050,725
Gross tax unrealized appreciation	7,396,438
Gross tax unrealized depreciation	(1,482,744)
Net tax unrealized appreciation	$5,913,694

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended February 28, 2010 and fiscal year ended August 31, 2009 for the Fund was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$616,215	$452,687
Long-term capital gain	—	623,761
	$616,215	$1,076,448

As of August 31, 2009 the components of distributable earnings (losses) on a tax basis were as follows:

Net tax unrealized appreciation	$2,271,284
Undistributed ordinary income	615,903
Undistributed long-term capital gain	—
Total distributable earnings	615,903
Other accumulated losses	(7,236,418)
Total accumulated losses	$(4,349,231)

Villere Balanced Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements, supplements, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call the transfer agent toll-free at (866) 209-1129 to request individual copies of these documents. If your shares are held through a Financial Intermediary please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1129 or by accessing the Fund’s website at www.villere.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.villere.com within ten business days after the calendar quarter end.

Villere Balanced Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not a part of the Semiannual Report.

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Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the five month period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title       /s/Robert M. Slotky
Robert M. Slotky, President

Date     April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date     April 27, 2010

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     April 30, 2010

* Print the name and title of each signing officer under his or her signature.